EXHIBIT 99.1

For Immediate Release:	January 20, 2022

Home BancShares Ends 2021 with Record Annual Profits and a Fortress Balance Sheet
Conway, AR – Home BancShares, Inc. (NYSE: HOMB) (“Home” or the “Company”), parent company of Centennial Bank, released quarterly earnings today.
Highlights of the Fourth Quarter of 2021:

Metric	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
Net Income	$73.4 million	$75.0 million	$79.1 million	$91.6 million	$81.8 million
Total Revenue (net)	$171.0 million	$173.8 million	$172.4 million	$193.4 million	$181.9 million
Income before income taxes	$93.9 million	$98.2 million	$104.1 million	$120.5 million	$107.7 million
Pre-tax, pre-provision, net income (PPNR) (non-GAAP)(1)	$93.9 million	$98.2 million	$99.4 million	$120.5 million	$107.7 million
Pre-tax net income to total revenue (net)	54.94%	56.50%	60.42%	62.32%	59.19%
P5NR (Pre-tax, pre-provision, profit percentage) (PPNR to total revenue (net)) (non-GAAP)(1)	54.94%	56.50%	57.66%	62.32%	59.19%
ROA	1.62%	1.68%	1.81%	2.22%	1.97%
NIM	3.42%	3.60%	3.61%	4.02%	4.00%
NIM, excluding PPP loans (non-GAAP)(1)	3.32%	3.43%	3.54%	3.86%	3.97%
Purchase Accounting Accretion	$4.0 million	$4.9 million	$5.8 million	$5.5 million	$5.7 million
ROE	10.63%	10.97%	11.92%	14.15%	12.72%
ROTCE (non-GAAP)(1)	16.73%	17.39%	19.12%	22.90%	20.96%
Diluted Earnings Per Share	$0.45	$0.46	$0.48	$0.55	$0.50
Non-Performing Assets to Total Assets	0.29%	0.29%	0.35%	0.38%	0.48%
Common Equity Tier 1 Capital	15.4%	15.2%	15.0%	14.3%	13.4%
Leverage	11.1%	11.0%	10.9%	11.1%	10.8%
Tier 1 Capital	16.0%	15.8%	15.6%	14.9%	14.0%
Total Risk-Based Capital	19.8%	19.6%	19.5%	18.8%	17.8%
Allowance for Credit Losses to Total Loans	2.41%	2.41%	2.36%	2.25%	2.19%
Allowance for Credit Losses to Total Loans, excluding PPP loans (non-GAAP)(1)	2.43%	2.47%	2.47%	2.40%	2.33%
(1) Calculation of this metric and the reconciliation to GAAP are included in the schedules accompanying this release.
“The year 2021 delivered numerous exceptional results for HOMB including several record setting metrics. As we end 2021 with record profits and peer leading asset quality, combined with our recent sub-debt note issuance, HOMB is starting out 2022 with a fortress balance sheet and poised to pivot in any direction where opportunities arise,” said John Allison, Chairman.
“A strong fourth quarter assisted HOMB in reaching records for both net income and earnings per share for the year ended December 31, 2021. The fourth quarter also saw continued strong asset quality as the Company determined an additional provision for credit loss was not necessary. Another year where our solid offense and defense have played well for us,” said Tracy French, Centennial Bank President and Chief Executive Officer.

Operating Highlights
Net income for the three-month period ended December 31, 2021 was $73.4 million, or $0.45 earnings per share. Net income for the year ended December 31, 2021 was $319.0 million, or $1.94 earnings per share. Net income and earnings per share for the year ended December 31, 2021 were both records for the Company.
During the fourth quarter of 2021, the Company did not record any credit loss expense.  The Company determined that an additional provision for credit losses on loans was not necessary as the current level of the allowance for credit losses was considered adequate as of December 31, 2021. In addition, the Company determined that the current level of the unfunded commitment reserve was adequate and no additional provision for unfunded commitments was necessary.
Our net interest margin was 3.42% for the three-month period ended December 31, 2021 compared to 3.60% for the three-month period ended September 30, 2021. The yield on loans was 5.48% and 5.64% for the three months ended December 31, 2021 and September 30, 2021, respectively, as average loans decreased from $10.04 billion to $9.91 billion. Additionally, the rate on interest bearing deposits decreased to 0.20% as of December 31, 2021 from 0.23% as of September 30, 2021, with average balances of $10.00 billion and $9.86 billion, respectively.
As of December 31, 2021, we had $112.8 million of Paycheck Protection Program (PPP) loans outstanding. These loans are at 1.00% plus the accretion of the origination fee. Excluding PPP loans, our net interest margin (non-GAAP) for the three-month period ended December 31, 2021 was 3.32%(1). The PPP loans were accretive to the net interest margin by 10 basis points for the three-month period ended December 31, 2021 compared to 17 basis points for the three-month period ended September 30, 2021. This was primarily due to approximately $128.7 million of the Company’s PPP loans being forgiven during the fourth quarter of 2021 as well as the acceleration of deferred fees for the loans that were forgiven. The deferred fee income decreased from $9.3 million to $5.4 million for the three-month periods ended September 30, 2021 and December 31, 2021, respectively.
The effects of the COVID-19 pandemic continued to create a significant amount of excess liquidity in the market. As a result of this excess liquidity, we had an increase of $347.1 million of average interest-bearing cash balances in the fourth quarter of 2021 compared to the third quarter of 2021. This excess liquidity diluted the net interest margin by 7 basis points for the three-month period ended December 31, 2021.
During the fourth quarter of 2021, there was $1.2 million of event interest income compared to event interest income of $3.5 million for the third quarter of 2021. The reduction in event income led to a 6 basis point decrease to the net interest margin.
Purchase accounting accretion on acquired loans was $4.0 million and $4.9 million and average purchase accounting loan discounts were $34.6 million and $36.5 million for the three-month periods ended December 31, 2021 and September 30, 2021, respectively. The reduction in accretion income reduced the net interest margin by 2 basis points for the three-month period ended December 31, 2021.

Net interest income on a fully taxable equivalent basis was $140.8 million for the three-month period ended December 31, 2021 and $146.4 million for the three-month period ended September 30, 2021. This decrease in net interest income for the three-month period ended December 31, 2021 was the result of a $6.1 million decrease in interest income which was partially offset by a $490,000 decrease in interest expense. The $6.1 million decrease in interest income was primarily the result of a $5.9 million decrease in loan interest income and a $382,000 net decrease in investment income, which was partially offset by a $164,000 increase in interest-bearing balances due from banks. The $490,000 decrease in interest expense was primarily the result of a decrease in interest expense on deposits.
The Company reported $32.0 million of non-interest income for the fourth quarter of 2021. The most important components of the fourth quarter non-interest income were $11.1 million from other service charges and fees, $6.2 million from service charges on deposit accounts, $5.4 million in mortgage lending income, $5.3 million from other income, $919,000 million from dividends from FHLB, FRB, FNBB and other, $792,000 from gain on sales of SBA loans and $737,000 from gain on OREO.
Non-interest expense for the fourth quarter of 2021 was $77.1 million. The most important components of the fourth quarter non-interest expense were $43.8 million from salaries and employee benefits, $16.9 million in other expense, $9.0 million in occupancy and equipment expenses and $6.5 million in data processing expenses. Also included within non-interest expense was $880,000 in merger and acquisition expenses. For the fourth quarter of 2021, our efficiency ratio was 43.79%.
Financial Condition
Total loans receivable were $9.84 billion at December 31, 2021 compared to $9.90 billion at September 30, 2021. Total deposits were $14.26 billion at December 31, 2021 compared to $14.00 billion at September 30, 2021. Total assets were $18.05 billion at December 31, 2021 compared to $17.77 billion at September 30, 2021.
During the fourth quarter 2021, the Company experienced approximately $65.0 million in loan decline. Centennial CFG experienced $285.7 million of organic loan growth and had loans of $1.92 billion at December 31, 2021. Our legacy footprint experienced $222.0 million in organic loan decline and $128.7 million in PPP loan decline during the quarter.
Non-performing loans to total loans was 0.51% as of September 30, 2021 and December 31, 2021. Non-performing assets to total assets was 0.29% as of September 30, 2021 and December 31, 2021. Net charge-offs were $2.0 million and $1.8 million for the three months ended December 31, 2021 and September 30, 2021, respectively.
Non-performing loans at December 31, 2021 were $13.9 million, $26.8 million, $470,000, $1.5 million and $7.5 million in the Arkansas, Florida, Alabama, Shore Premier Finance and Centennial CFG markets, respectively, for a total of $50.2 million. Non-performing assets at December 31, 2021 were $14.4 million, $27.9 million, $470,000, $1.5 million and $7.5 million in the Arkansas, Florida, Alabama, Shore Premier Finance and Centennial CFG markets, respectively, for a total of $51.8 million.

The Company’s allowance for credit losses on loans was $236.7 million at December 31, 2021, or 2.41% of total loans, compared to the allowance for credit losses of $238.7 million, or 2.41% of total loans, at September 30, 2021. The Company’s allowance for credit losses on loans to total loans, excluding PPP loans (non-GAAP), was 2.43%(1) and 2.47%(1) for the three months ended December 31, 2021 and September 30, 2021, respectively. As of December 31, 2021 and September 30, 2021, the Company’s allowance for credit losses on loans was 471.61% and 468.77% of its total non-performing loans, respectively.
Stockholders’ equity was $2.77 billion at December 31, 2021 compared to $2.74 billion at September 30, 2021, an increase of approximately $29.7 million. The increase in stockholders’ equity was primarily associated with the $50.4 million increase in retained earnings, which was partially offset by a $15.5 million decrease in accumulated other comprehensive income and net stock repurchases and share-based compensation activity of $5.2 million. Book value per common share was $16.90 at December 31, 2021 compared to $16.68 at September 30, 2021. Tangible book value per common share (non-GAAP) was $10.80(1) at December 31, 2021 compared to $10.59(1) at September 30, 2021, an increase of 7.86% on an annualized basis.
__________________
(1) Calculation of this metric and the reconciliation to GAAP are included in the schedules accompanying this release.
Branches
The Company currently has 76 branches in Arkansas, 78 branches in Florida, 5 branches in Alabama and one branch in New York City.
Acquisition
The Company’s previously announced acquisition of Happy Bancshares, Inc. (“Happy”) and its bank subsidiary, Happy State Bank, is currently expected to close during the first quarter of 2022, subject to Federal Reserve Board approval. The Company received approval for the merger from the Arkansas State Banking Board and the Arkansas State Bank Commissioner as well as the approval of the shareholders of each company in December of 2021.
Conference Call
Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, January 20, 2022. We encourage all participants to pre-register for the conference call using the following link: https://events.q4inc.com/attendee/357760552. Callers who pre-register will be given dial-in instructions and a unique PIN to gain immediate access to the live call. Participants may pre-register now, or at any time prior to the call, and will immediately receive simple instructions via email. The Home BancShares conference call will also be automatically scheduled as an event in your Outlook calendar.
Those without internet access or unable to pre-register may dial in and listen to the live call by calling 1-844-200-6205, Passcode: 865838. A replay of the call will be available by calling 1-866-813-9403, Passcode: 153312, which will be available until February 3, 2022 at 10:59 p.m. CT (11:59 p.m. ET). Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under “Investor Relations” for 12 months.

About Home BancShares
Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas. Its wholly-owned subsidiary, Centennial Bank, provides a broad range of commercial and retail banking plus related financial services to businesses, real estate developers, investors, individuals and municipalities. Centennial Bank has branch locations in Arkansas, Florida, South Alabama and New York City. The Company’s common stock is traded through the New York Stock Exchange under the symbol “HOMB.” The Company was founded in 1998. Visit www.homebancshares.com or www.my100bank.com for more information.

Non-GAAP Financial Measures
This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company’s management uses these non-GAAP financial measures--including net income (earnings), as adjusted; pre-tax, pre-provision, net income (PPNR); pre-tax, pre-provision, profit percentage; diluted earnings per common share, as adjusted; return on average assets, as adjusted; return on average assets excluding intangible amortization; return on average assets excluding excess liquidity; return on average common equity, as adjusted; return on average tangible common equity; return on average tangible common equity excluding intangible amortization; return on average tangible common equity, as adjusted; efficiency ratio, as adjusted; net interest margin, excluding PPP loans; allowance for credit losses to total loans, excluding PPP loans; tangible book value per common share and tangible common equity to tangible assets--to provide meaningful supplemental information regarding our performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant items or transactions (including the effect of the PPP loans) that management believes are not indicative of the Company’s primary business operating results. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s business. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

General
This release may contain forward-looking statements regarding the Company’s plans, expectations, goals and outlook for the future, as well as statements about the benefits of the business combination transaction involving Home and Happy. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors could cause actual results to differ materially from those contemplated by the forward-looking statements. These factors include, but are not limited to, the following:  economic conditions, credit quality, interest rates, loan demand, real estate values and unemployment; disruptions, uncertainties and related effects on our business and operations as a result of the ongoing coronavirus (COVID-19) pandemic and measures that have been or may be implemented or imposed in response to the pandemic, including the impact on, among other things, credit quality and liquidity; the possibility that the proposed acquisition of Happy does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the possibility that such transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, ongoing or future effects of the COVID-19 pandemic, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Home and Happy operate; the ability to promptly and effectively integrate the businesses of Home and Happy; the reaction to the transaction of the companies’ customers, employees and counterparties; diversion of management time on acquisition-related issues; the effect of any future mergers, acquisitions or other transactions to which we or our bank subsidiary may from time to time be a party, including as a result of one or more of the factors described above as they would relate to such transaction; the ability to identify, enter into and/or close additional acquisitions; legislative and regulatory changes and risks and expenses associated with current and future legislation and regulations, including those in response to the COVID-19 pandemic; technological changes and cybersecurity risks; the effects of changes in accounting policies and practices; changes in governmental monetary and fiscal policies; political instability; competition from other financial institutions; potential claims, expenses and other adverse effects related to current or future litigation, regulatory examinations or other government actions; changes in the assumptions used in making the forward-looking statements; and other factors described in reports we file with the Securities and Exchange Commission (the “SEC”), including those factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 26, 2021.

Additional Important Information and Where to Find It
In connection with the proposed acquisition of Happy, the Company has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of the Company’s common stock to be issued to shareholders of Happy in connection with the transaction. The Registration Statement includes a Joint Proxy Statement of the Company and Happy and a Prospectus of the Company, as well as other relevant materials regarding the proposed merger transaction involving the Company and Happy. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND HAPPY ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company at the Company’s website at http://www.homebancshares.com, Investor Relations, or by contacting Donna Townsell, by telephone at (501) 328-4625.

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FOR MORE INFORMATION CONTACT:
Donna Townsell
Director of Investor Relations
Home BancShares, Inc.
(501) 328-4625

Home BancShares, Inc.
Consolidated End of Period Balance Sheets
(Unaudited)

(In thousands)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020

ASSETS

Cash and due from banks	$119,908	$146,378	$182,226	$218,814	$242,173
Interest-bearing deposits with other banks	3,530,407	3,133,878	2,759,027	2,259,734	1,021,615
Cash and cash equivalents	3,650,315	3,280,256	2,941,253	2,478,548	1,263,788
Investment securities - available-for sale, net of allowance for credit losses	3,119,807	3,150,608	3,053,712	2,539,123	2,473,781
Loans receivable	9,836,089	9,901,100	10,199,175	10,778,493	11,220,721
Allowance for credit losses	(236,714)	(238,673)	(240,451)	(242,932)	(245,473)
Loans receivable, net	9,599,375	9,662,427	9,958,724	10,535,561	10,975,248
Bank premises and equipment, net	275,760	276,972	278,502	278,620	278,614
Foreclosed assets held for sale	1,630	1,171	1,969	3,004	4,420
Cash value of life insurance	105,135	104,638	104,132	103,599	103,519
Accrued interest receivable	46,736	48,577	48,725	55,495	60,528
Deferred tax asset, net	78,290	69,724	72,273	77,145	70,249
Goodwill	973,025	973,025	973,025	973,025	973,025
Core deposit and other intangibles	25,045	26,466	27,886	29,307	30,728
Other assets	177,020	171,192	166,991	166,814	164,904
Total assets	$18,052,138	$17,765,056	$17,627,192	$17,240,241	$16,398,804

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
Deposits:
Demand and non-interest-bearing	$4,127,878	$4,139,149	$4,076,570	$3,859,722	$3,266,753
Savings and interest-bearing transaction accounts	9,251,805	8,813,326	8,744,900	8,477,208	8,212,240
Time deposits	880,887	1,050,896	1,069,871	1,175,664	1,246,797
Total deposits	14,260,570	14,003,371	13,891,341	13,512,594	12,725,790
Securities sold under agreements to repurchase	140,886	141,002	150,540	162,929	168,931
FHLB and other borrowed funds	400,000	400,000	400,000	400,000	400,000
Accrued interest payable and other liabilities	113,868	113,721	118,415	148,999	127,999
Subordinated debentures	371,093	370,900	370,707	370,515	370,326
Total liabilities	15,286,417	15,028,994	14,931,003	14,595,037	13,793,046

Stockholders' equity
Common stock	1,637	1,640	1,645	1,651	1,651
Capital surplus	1,487,373	1,492,588	1,501,615	1,516,286	1,520,617
Retained earnings	1,266,249	1,215,831	1,163,810	1,107,818	1,039,370
Accumulated other comprehensive income	10,462	26,003	29,119	19,449	44,120
Total stockholders' equity	2,765,721	2,736,062	2,696,189	2,645,204	2,605,758
Total liabilities and stockholders' equity	$18,052,138	$17,765,056	$17,627,192	$17,240,241	$16,398,804

Home BancShares, Inc.
Consolidated Statements of Income
(Unaudited)

	Quarter Ended					Year Ended
(In thousands)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020

Interest income
Loans	$136,750	$142,609	$141,684	$150,917	$153,407	$571,960	$625,338
Investment securities
Taxable	8,121	8,495	7,185	6,253	6,900	30,054	32,596
Tax-exempt	4,827	4,839	4,905	5,071	4,979	19,642	16,158
Deposits - other banks	1,281	1,117	707	410	270	3,515	1,849
Federal funds sold	—	—	—	—	—	—	21
Total interest income	150,979	157,060	154,481	162,651	165,556	625,171	675,962

Interest expense
Interest on deposits	5,155	5,642	6,434	7,705	10,596	24,936	63,110
Federal funds purchased	—	—	—	—	—	—	13
FHLB borrowed funds	1,916	1,917	1,896	1,875	1,917	7,604	9,506
Securities sold under agreements to repurchase	98	102	107	190	208	497	1,167
Subordinated debentures	4,790	4,788	4,792	4,793	4,810	19,163	19,611
Total interest expense	11,959	12,449	13,229	14,563	17,531	52,200	93,407

Net interest income	139,020	144,611	141,252	148,088	148,025	572,971	582,555

Provision for credit losses	—	—	—	—	—	—	112,264
Provision for credit loss - unfunded commitments	—	—	(4,752)	—	—	(4,752)	16,989
Total credit loss expense	—	—	(4,752)	—	—	(4,752)	129,253

Net interest income after provision for credit losses	139,020	144,611	146,004	148,088	148,025	577,723	453,302

Non-interest income
Service charges on deposit accounts	6,217	5,941	5,116	5,002	5,544	22,276	21,381
Other service charges and fees	11,133	8,051	9,659	7,608	8,425	36,451	30,686
Trust fees	515	479	444	522	420	1,960	1,633
Mortgage lending income	5,359	5,948	6,202	8,167	10,071	25,676	29,065
Insurance commissions	387	586	478	492	366	1,943	1,848
Increase in cash value of life insurance	501	509	537	502	534	2,049	2,200
Dividends from FHLB, FRB, FNBB & other	919	2,661	2,646	8,609	967	14,835	12,472
Gain on SBA loans	792	439	1,149	—	304	2,380	645
(Loss) gain on branches, equipment and other assets, net	(19)	(34)	(23)	(29)	217	(105)	326
Gain on OREO, net	737	246	619	401	150	2,003	1,132
Gain on securities, net	—	—	—	219	—	219	—
Fair value adjustment for marketable securities	85	61	1,250	5,782	4,271	7,178	(1,978)
Other income	5,338	4,322	3,043	8,001	2,616	20,704	12,376
Total non-interest income	31,964	29,209	31,120	45,276	33,885	137,569	111,786

Non-interest expense
Salaries and employee benefits	43,765	42,469	42,462	42,059	43,022	170,755	163,950
Occupancy and equipment	9,047	9,305	9,042	9,237	9,801	36,631	38,412
Data processing expense	6,493	6,024	5,893	5,870	5,171	24,280	19,032
Merger and acquisition expenses	880	1,006	—	—	—	1,886	711
Other operating expenses	16,865	16,815	15,585	15,700	16,247	64,965	65,280
Total non-interest expense	77,050	75,619	72,982	72,866	74,241	298,517	287,385

Income before income taxes	93,934	98,201	104,142	120,498	107,669	416,775	277,703
Income tax expense	20,577	23,209	25,072	28,896	25,875	97,754	63,255
Net income	$73,357	$74,992	$79,070	$91,602	$81,794	$319,021	$214,448

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Quarter Ended					Year Ended
(Dollars and shares in thousands, except per share data)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020

PER SHARE DATA

Diluted earnings per common share	$0.45	$0.46	$0.48	$0.55	$0.50	$1.94	$1.30
Diluted earnings per common share, as adjusted, excluding fair value adjustment for marketable securities, special dividend from equity investment, gain on securities, recoveries on historic losses, branch write-off expense, outsourced special project expense & merger and acquisition expenses (non-GAAP)(1)	0.45	0.45	0.46	0.47	0.48	1.83	1.27
Basic earnings per common share	0.45	0.46	0.48	0.55	0.50	1.94	1.30
Dividends per share - common	0.14	0.14	0.14	0.14	0.14	0.56	0.53
Book value per common share	16.90	16.68	16.39	16.02	15.78	16.90	15.78
Tangible book value per common share (non-GAAP)(1)	10.80	10.59	10.31	9.95	9.70	10.80	9.70

STOCK INFORMATION

Average common shares outstanding	163,859	164,126	164,781	165,257	165,119	164,501	165,373
Average diluted shares outstanding	164,306	164,603	165,226	165,446	165,119	164,858	165,373
End of period common shares outstanding	163,699	164,008	164,488	165,141	165,095	163,699	165,095

ANNUALIZED PERFORMANCE METRICS

Return on average assets (ROA)	1.62%	1.68%	1.81%	2.22%	1.97%	1.83%	1.33%
Return on average assets excluding fair value adjustment for marketable securities, special dividend from equity investment, gain on securities, recoveries on historic losses, branch write-off expense, outsourced special project expense & merger and acquisition expenses: (ROA, as adjusted) (non-GAAP)(1)	1.64%	1.67%	1.75%	1.88%	1.90%	1.73%	1.30%
Return on average assets excluding intangible amortization (non-GAAP)(1)	1.75%	1.81%	1.95%	2.39%	2.13%	1.96%	1.45%
Return on average assets excluding excess liquidity (non-GAAP)(1)	1.96%	1.98%	2.09%	2.42%	2.07%	2.11%	1.37%
Return on average common equity (ROE)	10.63%	10.97%	11.92%	14.15%	12.72%	11.89%	8.57%
Return on average common equity excluding fair value adjustment for marketable securities, special dividend from equity investment, gain on securities, recoveries on historic losses, branch write-off expense, outsourced special project expense & merger and acquisition expenses: (ROE, as adjusted) (non-GAAP)(1)	10.72%	10.87%	11.54%	11.95%	12.23%	11.26%	8.41%
Return on average tangible common equity (ROTCE) (non-GAAP)(1)	16.73%	17.39%	19.12%	22.90%	20.96%	18.95%	14.31%
Return on average tangible common equity excluding intangible amortization (non-GAAP)(1)	16.97%	17.64%	19.38%	23.16%	21.22%	19.20%	14.59%
Return on average tangible common equity excluding fair value adjustment for marketable securities, special dividend from equity investment, gain on securities, recoveries on historic losses, branch write-off expense, outsourced special project expense & merger and acquisition expenses: (ROTCE, as adjusted) (non-GAAP)(1)	16.87%	17.23%	18.50%	19.33%	20.15%	17.95%	14.04%
(1)  Calculation of this metric and the reconciliation to GAAP are included in the schedules accompanying this release.

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Quarter Ended					Year Ended
(Dollars in thousands)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020

Efficiency ratio	43.79%	42.26%	41.09%	36.60%	39.64%	40.81%	40.20%
Efficiency ratio, as adjusted (non-GAAP)(1)	43.48%	42.29%	42.07%	40.68%	40.67%	42.12%	40.36%
Net interest margin - FTE (NIM)	3.42%	3.60%	3.61%	4.02%	4.00%	3.66%	4.06%
Net interest margin - FTE, excluding PPP loans (non-GAAP)(1)	3.32%	3.43%	3.54%	3.86%	3.97%	3.53%	4.08%
Fully taxable equivalent adjustment	$1,736	$1,748	$1,774	$1,821	$1,778	$7,079	$6,015
Total revenue (net)	170,984	173,820	172,372	193,364	181,910	710,540	694,341
Pre-tax, pre-provision, net income (PPNR) (non-GAAP)(1)	93,934	98,201	99,390	120,498	107,669	412,023	406,956
Pre-tax net income to total revenue (net)	54.94%	56.50%	60.42%	62.32%	59.19%	58.66%	40.00%
P5NR (Pre-tax, pre-provision, profit percentage) (PPNR to total revenue (net)) (non-GAAP)(1)	54.94%	56.50%	57.66%	62.32%	59.19%	57.99%	58.61%
Total purchase accounting accretion	$4,001	$4,868	$5,797	$5,485	$5,736	$20,151	$27,376
Average purchase accounting loan discounts	34,641	36,456	38,568	43,940	49,563	36,178	59,406

OTHER OPERATING EXPENSES

Advertising	$1,411	$1,204	$1,194	$1,046	$1,076	$4,855	$3,999
Amortization of intangibles	1,420	1,421	1,421	1,421	1,421	5,683	5,844
Electronic banking expense	2,442	2,521	2,616	2,238	2,282	9,817	8,477
Directors' fees	422	395	414	383	359	1,614	1,624
Due from bank service charges	257	265	273	249	254	1,044	975
FDIC and state assessment	1,353	1,648	1,108	1,363	1,493	5,472	6,494
Insurance	801	749	787	781	795	3,118	3,018
Legal and accounting	749	1,050	1,058	846	790	3,703	4,222
Other professional fees	1,754	1,787	1,796	1,613	1,528	6,950	8,150
Operating supplies	489	474	465	487	440	1,915	1,988
Postage	352	301	292	338	315	1,283	1,283
Telephone	343	371	365	346	347	1,425	1,302
Other expense	5,072	4,629	3,796	4,589	5,147	18,086	17,904

Total other operating expenses	$16,865	$16,815	$15,585	$15,700	$16,247	$64,965	$65,280
(1) Calculation of this metric and the reconciliation to GAAP are included in the schedules accompanying this release.

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

(Dollars in thousands)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020

BALANCE SHEET RATIOS

Total loans to total deposits	68.97%	70.71%	73.42%	79.77%	88.17%
Common equity to assets	15.32%	15.40%	15.30%	15.34%	15.89%
Tangible common equity to tangible assets (non-GAAP)(1)	10.36%	10.36%	10.20%	10.12%	10.41%
			.
LOANS RECEIVABLE

Real estate
Commercial real estate loans
Non-farm/non-residential	$3,889,284	$4,005,841	$4,144,375	$4,289,142	$4,429,060
Construction/land development	1,850,050	1,742,687	1,541,482	1,612,973	1,562,298
Agricultural	130,674	138,881	126,293	113,382	114,431
Residential real estate loans
Residential 1-4 family	1,274,953	1,273,988	1,316,485	1,437,546	1,536,257
Multifamily residential	280,837	274,131	332,256	377,661	536,538
Total real estate	7,425,798	7,435,528	7,460,891	7,830,704	8,178,584
Consumer	825,519	814,732	824,938	839,819	864,690
Commercial and industrial	1,386,747	1,414,079	1,612,826	1,794,787	1,896,442
Agricultural	43,920	68,272	69,152	65,017	66,869
Other	154,105	168,489	231,368	248,166	214,136
Loans receivable	$9,836,089	$9,901,100	$10,199,175	$10,778,493	$11,220,721

Paycheck Protection Program (PPP) loans (net of discounts) (included in total loans receivable)	112,814	241,476	473,894	646,382	675,225

ALLOWANCE FOR CREDIT LOSSES

Balance, beginning of period	$238,673	$240,451	$242,932	$245,473	$248,224
Loans charged off	3,125	2,469	3,023	3,047	3,040
Recoveries of loans previously charged off	1,166	691	542	506	289
Net loans charged off	1,959	1,778	2,481	2,541	2,751
Provision for credit losses - loans	—	—	—	—	—
Balance, end of period	$236,714	$238,673	$240,451	$242,932	$245,473

Net charge-offs to average total loans	0.08%	0.07%	0.09%	0.09%	0.10%
Allowance for credit losses to total loans	2.41%	2.41%	2.36%	2.25%	2.19%
Allowance for credit losses to total loans, excluding PPP loans	2.43%	2.47%	2.47%	2.40%	2.33%

NON-PERFORMING ASSETS

Non-performing loans
Non-accrual loans	$47,158	$47,604	$55,269	$59,142	$64,528
Loans past due 90 days or more	3,035	3,311	3,667	4,209	9,610
Total non-performing loans	50,193	50,915	58,936	63,351	74,138
Other non-performing assets
Foreclosed assets held for sale, net	1,630	1,171	1,969	3,004	4,420
Other non-performing assets	—	—	—	—	—
Total other non-performing assets	1,630	1,171	1,969	3,004	4,420
Total non-performing assets	$51,823	$52,086	$60,905	$66,355	$78,558

Allowance for credit losses for loans to non-performing loans	471.61%	468.77%	407.99%	383.47%	331.10%
Non-performing loans to total loans	0.51%	0.51%	0.58%	0.59%	0.66%
Non-performing assets to total assets	0.29%	0.29%	0.35%	0.38%	0.48%
(1) Calculation of this metric and the reconciliation to GAAP is included in the schedules accompanying this release.

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Three Months Ended
	December 31, 2021			September 30, 2021
(Dollars in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$3,261,846	$1,281	0.16%	$2,914,785	$1,117	0.15%
Federal funds sold	33	—	0.00%	82	—	0.00%
Investment securities - taxable	2,278,440	8,121	1.41%	2,289,680	8,495	1.47%
Investment securities - non-taxable - FTE	858,692	6,408	2.96%	862,586	6,416	2.95%
Loans receivable - FTE	9,909,711	136,905	5.48%	10,043,393	142,780	5.64%
Total interest-earning assets	16,308,722	152,715	3.72%	16,110,526	158,808	3.91%
Non-earning assets	1,606,005			1,584,700
Total assets	$17,914,727			$17,695,226

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$9,037,302	$3,667	0.16%	$8,794,657	$3,613	0.16%
Time deposits	958,309	1,488	0.62%	1,063,500	2,029	0.76%
Total interest-bearing deposits	9,995,611	5,155	0.20%	9,858,157	5,642	0.23%
Securities sold under agreement to repurchase	143,811	98	0.27%	143,937	102	0.28%
FHLB borrowed funds	400,000	1,916	1.90%	400,000	1,917	1.90%
Subordinated debentures	370,999	4,790	5.12%	370,805	4,788	5.12%
Total interest-bearing liabilities	10,910,421	11,959	0.43%	10,772,899	12,449	0.46%
Non-interest bearing liabilities
Non-interest bearing deposits	4,149,978			4,091,174
Other liabilities	116,023			120,200
Total liabilities	15,176,422			14,984,273
Shareholders' equity	2,738,305			2,710,953
Total liabilities and shareholders' equity	$17,914,727			$17,695,226
Net interest spread			3.29%			3.45%
Net interest income and margin - FTE		$140,756	3.42%		$146,359	3.60%

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Year Ended
	December 31, 2021			December 31, 2020
(Dollars in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$2,596,460	$3,515	0.14%	$761,174	$1,849	0.24%
Federal funds sold	71	—	0.00%	1,330	21	1.58%
Investment securities - taxable	2,031,139	30,054	1.48%	1,653,159	32,596	1.97%
Investment securities - non-taxable - FTE	858,503	26,017	3.03%	577,444	21,262	3.68%
Loans receivable - FTE	10,375,457	572,664	5.52%	11,504,123	626,249	5.44%
Total interest-earning assets	15,861,630	632,250	3.99%	14,497,230	681,977	4.70%
Non-earning assets	1,597,355			1,640,064
Total assets	$17,458,985			$16,137,294

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$8,716,004	$15,956	0.18%	$7,686,621	$36,084	0.47%
Time deposits	1,087,875	8,980	0.83%	1,756,138	27,026	1.54%
Total interest-bearing deposits	9,803,879	24,936	0.25%	9,442,759	63,110	0.67%
Federal funds purchased	—	—	0.00%	1,557	13	0.83%
Securities sold under agreement to repurchase	151,190	497	0.33%	151,573	1,167	0.77%
FHLB borrowed funds	400,000	7,604	1.90%	534,608	9,506	1.78%
Subordinated debentures	370,712	19,163	5.17%	369,943	19,611	5.30%
Total interest-bearing liabilities	10,725,781	52,200	0.49%	10,500,440	93,407	0.89%
Non-interest bearing liabilities
Non-interest bearing deposits	3,924,341			2,998,560
Other liabilities	124,724			135,094
Total liabilities	14,774,846			13,634,094
Shareholders' equity	2,684,139			2,503,200
Total liabilities and shareholders' equity	$17,458,985			$16,137,294
Net interest spread			3.50%			3.81%
Net interest income and margin - FTE		$580,050	3.66%		$588,570	4.06%

Home BancShares, Inc.
Non-GAAP Reconciliations
(Unaudited)

	Quarter Ended					Year Ended
(Dollars and shares in thousands, except per share data)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020

EARNINGS, AS ADJUSTED

GAAP net income available to common shareholders (A)	$73,357	$74,992	$79,070	$91,602	$81,794	$319,021	$214,448
Pre-tax adjustments
Fair value adjustment for marketable securities	(85)	(61)	(1,250)	(5,782)	(4,271)	(7,178)	1,978
Special dividend from equity investment	—	(2,227)	(2,200)	(8,073)	—	(12,500)	(10,185)
Gain on securities	—	—	—	(219)	—	(219)	—
Recoveries on historic losses	—	—	—	(5,107)	—	(5,107)	—
Branch write-off expense	—	—	—	—	—	—	981
Outsourced special project expense	—	—	—	—	—	—	1,092
Merger and acquisition expenses	880	1,006	—	—	—	1,886	711
Total pre-tax adjustments	795	(1,282)	(3,450)	(19,181)	(4,271)	(23,118)	(5,423)
Tax-effect of adjustments	188	(587)	(888)	(4,937)	(1,116)	(6,225)	(1,417)
Total adjustments after-tax (B)	607	(695)	(2,562)	(14,244)	(3,155)	(16,893)	(4,006)
Earnings, as adjusted (C)	$73,964	$74,297	$76,508	$77,358	$78,639	$302,128	$210,442

Average diluted shares outstanding (D)	164,306	164,603	165,226	165,446	165,119	164,858	165,373

GAAP diluted earnings per share: (A/D)	$0.45	$0.46	$0.48	$0.55	$0.50	$1.94	$1.30
Adjustments after-tax: (B/D)	—	(0.01)	(0.02)	(0.08)	(0.02)	(0.11)	(0.03)
Diluted earnings per common share, as adjusted, excluding fair value adjustment for marketable securities, special dividend from equity investment, gain on securities, recoveries on historic losses, branch write-off expense, outsourced special project expense & merger and acquisition expenses: (C/D)	$0.45	$0.45	$0.46	$0.47	$0.48	$1.83	$1.27

ANNUALIZED RETURN ON AVERAGE ASSETS

Return on average assets: (A/G)	1.62%	1.68%	1.81%	2.22%	1.97%	1.83%	1.33%
Return on average assets excluding fair value adjustment for marketable securities, special dividend from equity investment, gain on securities, recoveries on historic losses, branch write-off expense, outsourced special project expense & merger and acquisition expenses: (ROA, as adjusted) ((A+F)/G)	1.64%	1.67%	1.75%	1.88%	1.90%	1.73%	1.30%
Return on average assets excluding intangible amortization: ((A+E)/(G-H))	1.75%	1.81%	1.95%	2.39%	2.13%	1.96%	1.45%
Return on average assets excluding excess liquidity: (A/(G-I))	1.96%	1.98%	2.09%	2.42%	2.07%	2.11%	1.37%

GAAP net income available to common shareholders (A)	$73,357	$74,992	$79,070	$91,602	$81,794	$319,021	$214,448
Amortization of intangibles (D)	1,420	1,421	1,421	1,421	1,421	5,683	5,844
Amortization of intangibles after-tax (E)	1,054	1,055	1,055	1,055	1,049	4,220	4,317
Adjustments after-tax (F)	607	(695)	(2,562)	(14,244)	(3,155)	(16,893)	(4,006)
Average assets (G)	17,914,727	17,695,226	17,491,359	16,718,890	16,493,066	17,458,985	16,137,294
Average goodwill, core deposits & other intangible assets (H)	998,760	1,000,175	1,001,598	1,003,011	1,004,432	1,000,872	1,004,157

Average interest bearing cash balance	3,261,846	2,914,785	2,577,101	1,610,463	1,029,047	2,596,460	761,174
Average historical interest bearing cash balance	225,000	225,000	225,000	225,000	225,000	225,000	225,000
Average excess cash balance (I)	3,036,846	2,689,785	2,352,101	1,385,463	804,047	2,371,460	536,174

Home BancShares, Inc.
Non-GAAP Reconciliations
(Unaudited)

	Quarter Ended					Year Ended
(Dollars in thousands)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020

ANNUALIZED RETURN ON AVERAGE COMMON EQUITY

Return on average common equity: (A/D)	10.63%	10.97%	11.92%	14.15%	12.72%	11.89%	8.57%
Return on average common equity excluding fair value adjustment for marketable securities, special dividend from equity investment, gain on securities, recoveries on historic losses, branch write-off expense, outsourced special project expense & merger and acquisition expenses: (ROE, as adjusted) ((A+C)/D)	10.72%	10.87%	11.54%	11.95%	12.23%	11.26%	8.41%
Return on average tangible common equity: (A/(D-E))	16.73%	17.39%	19.12%	22.90%	20.96%	18.95%	14.31%
Return on average tangible common equity excluding intangible amortization: (B/(D-E))	16.97%	17.64%	19.38%	23.16%	21.22%	19.20%	14.59%
Return on average tangible common equity excluding fair value adjustment for marketable securities, special dividend from equity investment, gain on securities, recoveries on historic losses, branch write-off expense, outsourced special project expense & merger and acquisition expenses: (ROTCE, as adjusted) ((A+C)/(D-E))	16.87%	17.23%	18.50%	19.33%	20.15%	17.95%	14.04%

GAAP net income available to common shareholders (A)	$73,357	$74,992	$79,070	$91,602	$81,794	$319,021	$214,448
Earnings excluding intangible amortization (B)	74,411	76,047	80,125	92,657	82,843	323,241	218,765
Adjustments after-tax (C)	607	(695)	(2,562)	(14,244)	(3,155)	(16,893)	(4,006)
Average common equity (D)	2,738,305	2,710,953	2,660,147	2,625,618	2,557,251	2,684,139	2,503,200
Average goodwill, core deposits & other intangible assets (E)	998,760	1,000,175	1,001,598	1,003,011	1,004,432	1,000,872	1,004,157

EFFICIENCY RATIO & P5NR

Efficiency ratio: ((D-F)/(B+C+E))	43.79%	42.26%	41.09%	36.60%	39.64%	40.81%	40.20%
Efficiency ratio, as adjusted: ((D-F-H)/(B+C+E-G))	43.48%	42.29%	42.07%	40.68%	40.67%	42.12%	40.36%
Pre-tax net income to total revenue (net) (A/(B+C))	54.94%	56.50%	60.42%	62.32%	59.19%	58.66%	40.00%
Pre-tax, pre-provision, net income (PPNR) (B+C-D)	$93,934	$98,201	$99,390	$120,498	$107,669	$412,023	$406,956
P5NR (Pre-tax, pre-provision, profit percentage) PPNR to total revenue (net)) (B+C-D)/(B+C)	54.94%	56.50%	57.66%	62.32%	59.19%	57.99%	58.61%

Pre-tax net income (A)	$93,934	$98,201	$104,142	$120,498	$107,669	$416,775	$277,703
Net interest income (B)	139,020	144,611	141,252	148,088	148,025	572,971	582,555
Non-interest income (C)	31,964	29,209	31,120	45,276	33,885	137,569	111,786
Non-interest expense (D)	77,050	75,619	72,982	72,866	74,241	298,517	287,385
Fully taxable equivalent adjustment (E)	1,736	1,748	1,774	1,821	1,778	7,079	6,015
Amortization of intangibles (F)	1,420	1,421	1,421	1,421	1,421	5,683	5,844

Adjustments:
Non-interest income:
Fair value adjustment for marketable securities	$85	$61	$1,250	$5,782	$4,271	$7,178	$(1,978)
Gain on OREO	737	246	619	401	150	2,003	1,132
(Loss) gain on branches, equipment and other assets, net	(19)	(34)	(23)	(29)	217	(105)	326
Special dividend from equity investment	—	2,227	2,200	8,073	—	12,500	10,185
Gain on securities	—	—	—	219	—	219	—
Recoveries on historic losses	—	—	—	5,107	—	5,107	—
Total non-interest income adjustments (G)	$803	$2,500	$4,046	$19,553	$4,638	$26,902	$9,665

Non-interest expense:
Branch write-off expense	$—	$—	$—	$—	$—	$—	$981
Merger and acquisition expenses	880	1,006	—	—	—	1,886	711
Outsourced special project expense	—	—	—	—	—	—	1,092
Total non-interest expense adjustments (H)	$880	$1,006	$—	$—	$—	$1,886	$2,784

Home BancShares, Inc.
Non-GAAP Reconciliations
(Unaudited)

	Quarter Ended					Year Ended
(Dollars in thousands)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020

ANNUALIZED NET INTEREST MARGIN

Net interest margin: (A/C)	3.42%	3.60%	3.61%	4.02%	4.00%	3.66%	4.06%
Net interest margin, excluding PPP loans:(B/D)	3.32%	3.43%	3.54%	3.86%	3.97%	3.53%	4.08%

Net interest income - FTE (A)	$140,756	$146,359	$143,026	$149,909	$149,803	$580,050	$588,570
PPP loan interest & discount accretion income	5,786	10,162	7,802	11,878	8,841	35,628	19,234
Net interest income - FTE, excluding PPP loans (B)	$134,970	$136,197	$135,224	$138,031	$140,962	$544,422	$569,336

Average interest-earning assets (C)	$16,308,722	$16,110,526	$15,892,519	$15,118,940	$14,900,381	$15,861,630	$14,497,230
Average PPP loans	162,969	371,523	581,371	633,790	775,861	434,710	547,328
Average interest-earning assets, excluding PPP loans (D)	$16,145,753	$15,739,003	$15,311,148	$14,485,150	$14,124,520	$15,426,920	$13,949,902

	Quarter Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020

TANGIBLE BOOK VALUE PER COMMON SHARE

Book value per common share: (A/B)	$16.90	$16.68	$16.39	$16.02	$15.78
Tangible book value per common share: ((A-C-D)/B)	10.80	10.59	10.31	9.95	9.70

Total stockholders' equity (A)	$2,765,721	$2,736,062	$2,696,189	$2,645,204	$2,605,758
End of period common shares outstanding (B)	163,699	164,008	164,488	165,141	165,095
Goodwill (C)	973,025	973,025	973,025	973,025	973,025
Core deposit and other intangibles (D)	25,045	26,466	27,886	29,307	30,728

TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS

Equity to assets: (B/A)	15.32%	15.40%	15.30%	15.34%	15.89%
Tangible common equity to tangible assets: ((B-C-D)/(A-C-D))	10.36%	10.36%	10.20%	10.12%	10.41%

Total assets (A)	$18,052,138	$17,765,056	$17,627,192	$17,240,241	$16,398,804
Total stockholders' equity (B)	2,765,721	2,736,062	2,696,189	2,645,204	2,605,758
Goodwill (C)	973,025	973,025	973,025	973,025	973,025
Core deposit and other intangibles (D)	25,045	26,466	27,886	29,307	30,728